Exhibit 99.1

resTORbio and Adicet Bio Announce Merger Agreement to Advance Allogeneic Gamma Delta

CAR-T Cell Therapy Technology

Combined Company to Focus on Adicet’s Technology and Continue Operations as “Adicet Bio”

Adicet’s lead asset ADI-001 is an allogeneic gamma delta T cell therapy expressing a chimeric antigen receptor targeting CD20 for treatment of non-Hodgkin’s lymphoma

Pipeline of differentiated pre-clinical and discovery programs leveraging universal, off-the-shelf gamma delta CAR-T cells and novel antibody platforms

Well capitalized into 2022 to develop novel cell therapies

Boston, MA and Menlo Park, CA – April 29, 2020 –resTORbio, Inc. (Nasdaq: TORC) and Adicet Bio, Inc., a privately-held biopharmaceutical company, today announced that they have entered into a definitive merger agreement to create a combined publicly-traded biotechnology company focused on the development of Adicet’s off-the-shelf allogeneic gamma delta T cell therapies for oncology and other indications. Adicet’s lead candidate, ADI-001, is a gamma delta CAR-T cell therapy targeting CD20 being developed for non-Hodgkin’s lymphoma. Adicet has a pipeline of differentiated pre-clinical and discovery programs leveraging its universal, off-the-shelf gamma delta CAR-T cell platform.

Under the terms of the agreement, Adicet would merge with a wholly-owned subsidiary of resTORbio in an all-stock transaction, and the equityholders of Adicet will become the majority owners (75%) of resTORbio’s outstanding common stock upon the close of the merger.

“After a thorough evaluation of strategic alternatives, the Board of Directors of resTORbio believes that this merger represents the highest-potential value creation opportunity for resTORbio stockholders,” commented Chen Schor, Co-Founder, President and Chief Executive Officer of resTORbio, Inc. “The combined company will leverage Adicet’s scientific and product development expertise and pipeline of engineered immune cell therapeutics for cancer based on its proprietary gamma delta T cell therapy platform. We believe this transformative transaction will provide the resources for the combined company to advance multiple programs into the clinic, including Adicet’s lead candidate, ADI-001, a gamma delta CAR-T cell therapy targeting CD20, and expand the pipeline in oncology and other indications.”

“Adicet believes that its novel and highly productive efforts to date have generated a compelling allogeneic cell therapy platform that overcomes key challenges faced by existing CAR-T therapy,” said Anil Singhal, Ph.D. President and Chief Executive Officer of Adicet Bio, Inc. “The proposed merger with resTORbio is the right next step in our trajectory, and we expect that it will provide Adicet with the resources to rapidly accelerate the development of its unique product candidates based on this platform and leverage our cGMP manufacturing process to create best-in-class therapies for patients in need.”

Adicet completed an $80 million Series B financing in October 2019 and was backed by OrbiMed Advisors, aMoon2 Fund, Novartis Venture Fund, Regeneron Pharmaceuticals, Inc., Johnson & Johnson Innovation – JJDC, Inc. (JJDC), OCI Enterprises, Inc, KB Investment Co., Ltd., Consensus Business Group, SBI JI Innovation Fund, Samsung Venture Investment Corporation, Handok, Inc., DSC Investment, Inc. and Pontifax.

In August 2016, Adicet entered into a strategic collaboration with Regeneron focused on developing next-generation engineered immune cell therapeutics using Adicet’s gamma delta T cell allogeneic platform technology.

In addition to its gamma delta T cell therapy platform, Adicet also identifies and validates cancer specific targets derived from the intracellular proteome and then generates T cell receptor-like monoclonal antibodies (TCRLs) directed to these cancer-specific peptide targets presented by major histocompatibility complex (MHC) Class I complexes. These TCRLs are designed to arm CAR-modified T cells or as T cell engaging antibodies that target solid tumors.

About the Proposed Merger

Under the terms of the merger agreement, stockholders of Adicet will receive shares of newly issued resTORbio common stock. On a pro forma basis, Adicet equityholders are expected to own approximately 75% of the combined company and current resTORbio equityholders are expected to own approximately 25% of the combined company. The parties anticipate that the combined company’s primary focus will be to advance Adicet’s unique cell therapy platform. The parties anticipate that the combined company will continue the development of RTB101, resTORbio’s small molecule product candidate that is a potent inhibitor of target of rapamycin complex 1 (TORC1), for a COVID-19 related indication, with clinical data expected by Q1 2021. The terms of the merger agreement contemplate that a contingent value right (a “CVR”) will be distributed to resTORbio stockholders as of immediately prior to the effective time of the merger, entitling CVR holders to receive net proceeds from the commercialization, if any, received from a third party commercial partner of the product candidate RTB101. The terms and conditions of the CVRs will be pursuant to a CVR Agreement resTORbio will enter into prior to the closing of the merger (the “CVR Agreement”).

Following the merger, the combined company will leverage expertise from both companies with Chen Schor to serve as President and Chief Executive Officer, Stewart Abbot, Ph.D., as Senior Vice President and Chief Operating and Scientific Officer, Francesco Galimi, M.D., Ph.D., as Senior Vice President and Chief Medical Officer, Lloyd Klickstein, M.D., Ph.D., as Chief Innovation Officer, Carrie Krehlik, as Senior Vice President and Chief Human Resource Officer and Joan Mannick, M.D., as Head of Infectious Diseases to oversee the clinical program conducted under the CVR. At closing, the combined board of directors is anticipated to consist of seven members, which will include five designated from Adicet, one designated from resTORbio and Chen Schor, President and Chief Executive Officer. Anil Singhal will serve as an advisor to the board of directors. The company will maintain offices in Menlo Park, CA and Boston, MA.

“On behalf of the Adicet Board, we thank Anil for his service to Adicet and welcome his contributions as an advisor to the Board of Directors,” said Carl Gordon, Ph.D., member of Adicet’s Board of Directors.

The transaction is expected to close in the second half of 2020, subject to approvals of each company’s stockholders and other customary closing conditions. Upon completion of the merger, the combined company will operate under the name Adicet Bio and is expected to trade on the Nasdaq Global Market under a new ticker symbol to be determined.

JMP Securities LLC is acting as financial advisor to resTORbio and Goodwin Procter LLP is serving as legal counsel to resTORbio. Morrison & Foerster LLP is serving as legal counsel to Adicet Bio.

About Adicet Bio, Inc.

Adicet Bio, Inc. is a privately held, pre-clinical stage biotechnology company founded in 2015 by Aya Jakobovits, Ph.D. to develop novel off-the-shelf universal immune cell therapies based on gamma delta T cells engineered with chimeric antigen receptors. Adicet is also focused on identifying and validating cancer specific targets derived from the intracellular proteome and then generating TCRLs directed to these cancer-specific peptide targets presented by MHC Class I complexes. These TCRLs are being used to arm T cells or as T cell engagers in solid tumors. In August 2016, Adicet entered into a strategic collaboration with Regeneron Pharmaceuticals, Inc. to develop next-generation engineered immune-cell therapeutics using Adicet’s gamma delta T cell allogeneic platform technology. For more information, please visit our website at http://www.adicetbio.com.

About resTORbio

resTORbio, Inc. is a clinical-stage biopharmaceutical company developing innovative medicines that target the biology of aging to treat aging-related diseases. resTORbio’s lead program selectively inhibits TORC1, an evolutionarily conserved pathway that contributes to the decline in function of aging organ systems. Learn more about resTORbio, Inc. at http://www.resTORbio.com

Additional Information about the Proposed Merger Transaction and Where to Find It

This press release relates to the proposed merger transaction involving resTORbio, Inc. (“resTORbio”) and Adicet Bio, Inc. (“Adicet”) and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, resTORbio will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This press release is not a substitute for the Form S-4, the Proxy Statement or for any other document that resTORbio may file with the SEC and or send to resTORbio’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY

HOLDERS OF RESTORBIO ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RESTORBIO, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by resTORbio with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by resTORbio with the SEC will also be available free of charge on resTORbio’s website at www.restorbio.com, or by contacting resTORbio’s Investor Relations at 212-362-1200.

Participants in the Solicitation

resTORbio, Adicet and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from resTORbio’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of resTORbio is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 12, 2020, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on March 27, 2020 and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed merger transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

resTORbio Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the expected structure, timing and completion of the proposed merger transaction, future product development plans and projected timelines for the initiation and completion of preclinical and clinical trials; the potential for the results of ongoing preclinical or clinical trials and the efficacy of either party’s drug candidates; the potential market opportunities and value of drug candidates; future product development and regulatory strategies, including with respect to specific indications; the combined company’s future financial performance, results of operations or sufficiency of capital resources to fund operating requirements; future Nasdaq listing; expectations regarding the combined company’s focus, operations, resources and development plan; expectations regarding synergies resulting from the transaction; the executive and board structure of the combined company; expectations of the potential impact of COVID-19 on strategy, future operations, and the timing of clinical trials and timing related to

Adicet’s future clinical trials; and the potential payment of proceeds pursuant to the CVR Agreement. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. There can be no assurance that the parties will be able to complete the proposed merger transaction on the anticipated terms, or at all.

Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to: (i) risks associated with resTORbio’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; (iv) the length of time necessary to consummate the proposed merger transaction may be longer than anticipated; (v) resTORbio’s continued listing on the Nasdaq Global Market until closing of the proposed merger transaction; (vi) the combined company’s listing on the Nasdaq Global Market after closing of the proposed merger transaction; (vii) the adequacy of the combined company’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; (viii) the nature, strategy and focus of the combined company; (ix) the difficulty in predicting the time and cost of development of resTORbio’s product candidates; (x) the executive management and board structure of the combined company; (xi) the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to resTORbio’s stockholders; (xii) Adicet’s plans to develop and commercialize its product candidates, including ADI-001; (xiii) the timing of initiation of Adicet’s planned clinical trials; (xiv) the timing of the availability of data from Adicet’s clinical trials; (xv) the timing of any planned investigational new drug application or new drug application; (xvi) Adicet’s plans to research, develop and commercialize its current and future product candidates; (xvii) Adicet’s ability to enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; (xviii) the clinical utility, potential benefits and market acceptance of Adicet’s product candidates; (xix) Adicet’s commercialization, marketing and manufacturing capabilities and strategy; (xx) Adicet’s ability to identify additional products or product candidates with significant commercial potential; (xxi) developments and projections relating to Adicet’s competitors and its industry; (xxii) the impact of government laws and regulations; (xxiii) Adicet’s ability to protect its intellectual property position; (xxiv) Adicet’s estimates regarding future revenue, expenses, capital requirements and need for additional financing following the proposed merger transaction; and (xxv) those risks detailed in resTORbio’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

resTORbio:

Investor Contact

Lauren Stival

Stern Investor Relations, Inc.

212-362-1200

lauren.stival@sternir.com

Media Contact

Lauren Arnold

MacDougall

617-694-5387

larnold@macbiocom.com

Adicet Bio., Inc.

Investor and Media Contact

Anne Bowdidge

abowdidge@adicetbio.com